EXHIBIT 10.6

                                     FORM OF

                              SUPERHOLDCO GUARANTY

          This AMENDED AND RESTATED SUPERHOLDCO GUARANTY, dated as of December 22, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Guaranty"), is made by AMH HOLDINGS, INC., a Delaware corporation (the "Guarantor"), in favor of UBS AG, STAMFORD BRANCH, as the administrative agent (together with its successor(s) thereto, in such capacity the "Administrative Agent") for each of the Secured Parties, and amends and restates the Superholdco Guarantee dated March 19, 2004.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of December 22, 2004 (and as further amended, supplemented, amended and restated or otherwise modified from time to time the "Credit Agreement"), among Associated Materials Incorporated, a corporation organized and existing under the laws of Delaware (the "U.S. Borrower"), Gentek Building Products Limited, a corporation organized and existing under the laws of Ontario, Canada (the "Canadian Borrower" and, together with the U.S. Borrower, each a "Borrower" and collectively the "Borrowers"), Associated Materials Holdings Inc., a corporation organized and existing under the laws of Delaware ("Holdings"), the Guarantor, the various financial institutions and other Persons as are or may become parties thereto, as the Lenders, UBS AG, Stamford Branch, as U.S. Administrative Agent, Canadian Imperial Bank of Commerce, as Canadian Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, General Electric Capital Corporation and National City Bank, as Co-Documentation Agents, and UBS Securities LLC and Citigroup Global Markets Inc., as Joint Lead Arrangers, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers; and

          NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the Guarantor agrees, for the benefit of each Secured Party, as follows:

                                       I.

                                   DEFINITIONS

          SECTION 1.1 Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

          "Administrative Agent" is defined in the preamble.

          "Borrower" and "Borrowers" are defined in the first recital.

          "Canadian Borrower" is defined in the first recital.

          "Credit Agreement" is defined in the first recital.


                                     F-3-1

                                                                    EXHIBIT 10.6

          "Guarantor" is defined in the preamble.

          "Guarantor Indenture" means the Indenture, dated as of March 4, 2004, between the Guarantor and Wilmington Trust Company, as Trustee, pursuant to which the Guarantor Notes are issued.

          "Guarantor Note Documents" means the Guarantor Indenture, the Guarantor Notes and all other instruments, agreements or other documents evidencing or governing the Guarantor Notes.

          "Guarantor Notes" means the Senior Discount Notes due 2014 issued by the Guarantor on March 4, 2004, resulting in gross cash proceeds not to exceed $258,265,220.

          "Guaranty" is defined in the preamble.

          "Holdings" is defined in the first recital.

          "U.S. Borrower" is defined in the first recital.

          SECTION 1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                       II.

                               GUARANTY PROVISIONS


     SECTION 2.1 Guaranty. The Guarantor hereby absolutely, unconditionally and irrevocably

          1. guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrowers and each other Obligor now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss. 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss. 502(b) and ss. 506(b)), and

          2. indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Secured Party in enforcing any rights under this Guaranty; provided that the Guarantor shall only be liable under this Guaranty for the maximum amount of the liability that can be hereby incurred without rendering this Guaranty, as it relates to the Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or re-


                                     F-3-2

                                                                    EXHIBIT 10.6

     quired that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrowers or any other Obligor (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

     SECTION 2.2 Acceleration of Guaranty. The Guarantor agrees that, in the event of the occurrence of an Event of Default described under Section 8.1.9 of the Credit Agreement with respect to either Borrower, and if such Event of Default shall occur at a time when any of the Obligations of any Obligor may not then be due and payable, the Guarantor agrees that it shall pay to the Administrative Agent for the account of the Secured Parties forthwith the full amount which would be payable hereunder by the Guarantor if all such Obligations were then due and payable.

     SECTION 2.3 Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date has occurred. The Guarantor guarantees that the Obligations of the Borrowers and each other Obligor will be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

          (a) any lack of validity, legality or enforceability of any Loan Document;

          (b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against either Borrower or any other Obligor or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including the Guarantor) of, or collateral securing, any Obligations of either Borrower or any other Obligor;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of either Borrower or any other Obligor, or any other extension, compromise or renewal of any Obligation of either Borrower or any other Obligor;

          (d) any reduction, limitation, impairment or termination of any Obligations of either Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of either Borrower or any other Obligor or otherwise;

          (e) any amendment to, rescission, waiver or other modification of, or any consent to departure from, any of the terms of any Loan Document;

          (f) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor (including the Guarantor) of the Obligations, or surrender or


                                     F-3-3

                                                                    EXHIBIT 10.6

     non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty, held by any Secured Party securing any of the Obligations of either Borrower or any other Obligor; or

          (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Obligations of either Borrower or any other Obligor, any surety or any guarantor.

     SECTION 2.4 Reinstatement, etc. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored to any Obligor by any Secured Party, upon the insolvency, bankruptcy or reorganization of any Obligor or otherwise, all as though such payment had not been made.

     SECTION 2.5 Waiver, etc. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrowers or any other Obligor and of this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against either Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrowers or such Obligor.

     SECTION 2.6 Postponement of Subrogation, etc. The Guarantor hereby agrees that, at all times prior to the Termination Date, it will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty, by any payment made hereunder or otherwise. Any amount paid to the Guarantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and credited and applied against the Obligations of the Borrowers and each other Obligor, whether matured or unmatured, in accordance with the terms of the Credit Agreement. In furtherance of the foregoing, the Guarantor shall, at all times prior to the Termination Date, refrain from taking any action or commencing any proceeding against the Borrowers or any other Obligor (or any of its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guaranty to any Secured Party.

     SECTION 2.7 Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall (i) be binding upon the Guarantor, and its successors, transferees and assigns; and (ii) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party. Without limiting the generality of clause (ii), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 12.11 and Article XI of the Credit Agreement.


                                     F-3-4

                                                                    EXHIBIT 10.6

                                      III.

                         REPRESENTATIONS AND WARRANTIES

          In order to induce the Secured Parties to make Credit Extensions under the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, the Guarantor represents and warrants to each Secured Party as set forth below.

     SECTION 3.1 Organization, etc. The Guarantor (i) is validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, (ii) is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification and where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect, and (iii) has full corporate, partnership or limited liability company power and authority, as the case may be, to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

     SECTION 3.2 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Guarantor of this Guaranty are within the Guarantor's corporate power, have been duly authorized by all necessary corporate action, and do not (i) contravene (A) the Guarantor's Organic Documents, (B) any material contractual restriction binding on or affecting the Guarantor, (C) any court decree or order binding on or affecting the Guarantor or (D) any material law or governmental regulation binding on or affecting the Guarantor, or (ii) result in, or require the creation or imposition of, any Lien on the Guarantor's properties.

     SECTION 3.3 Government Approval, Regulation, etc. No material authorization or approval or other action by, and no material notice to or filing with, any Governmental Authority or other Person is required for (i) the due execution, delivery or performance by the Guarantor of this Guaranty or (ii) the conduct of the business of the Guarantor as currently conducted by it.

     SECTION 3.4 Validity, etc. This Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

     SECTION 3.5 Financial Condition of Each Obligor. The Guarantor has knowledge of each Borrower's and each other Obligor's financial condition and affairs and has adequate means to obtain from the Borrowers and each such other Obligor on an ongoing basis information relating thereto and to the Borrowers' and each such other Obligor's ability to pay and perform its respective Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. The Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of the Borrowers or any other Obligor for the benefit of the Guarantor nor to advise the Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrowers or any other Obligor that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to the Guarantor, or might (or does) materially increase the risk of the Guarantor as


                                     F-3-5

                                                                    EXHIBIT 10.6

guarantor, or might (or would) affect the willingness of the Guarantor to continue as a guarantor of the Obligations.

     SECTION 3.6 Best Interests. It is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrowers by the Lenders and the Issuers pursuant to the Credit Agreement and the execution and delivery of Rate Protection Agreements between the Borrowers or any other Obligor and certain Secured Parties, and the Guarantor agrees that the Secured Parties are relying on this representation in agreeing to continue to make Credit Extensions to the Borrowers.

     SECTION 3.7 Solvency. After giving effect to this Guaranty and the issuance of the Guarantor Notes, the Guarantor, Holdings, each Borrower and each Subsidiary Guarantor (all taken together) are Solvent.

                                       IV.

                                    COVENANTS

     SECTION 4.1 Limitation on Redemption and Prepayment of Certain Indebtedness. The Guarantor will not, nor will it make an offer to, (i) redeem or repurchase any Guarantor Notes before the Termination Date, except for redemptions or repurchases made in connection with the sale or issuance of the Capital Stock of the Guarantor and so long as all amounts due under Section 3.1.1(h) of the Credit Agreement are paid (to the extent required to be paid) before such redemption or repurchase, (ii) make any payment or prepayment of principal of, or premium or interest on, any Subordinated Debt (A) other than the stated, scheduled payment of principal or interest set forth in the applicable Other Debt Documents related to such Indebtedness, or (B) which would violate the terms of the Credit Agreement, this Guaranty or the applicable Other Debt Documents related to such Indebtedness, or (iii) make any deposit (including the payment of amounts into a sinking fund or other similar fund) for any of the foregoing purposes.

     SECTION 4.2 Limitation on Indebtedness. The Guarantor will not create, incur, assume or permit to exist any Indebtedness, other than (i) this Guaranty,
(ii) unsecured Indebtedness in respect of the Guarantor Notes in an aggregate principal amount at maturity not to exceed $446,000,000 (and which resulted in gross cash proceeds not to exceed $258,265,220), (iii) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business so long as such Indebtedness is extinguished within three Business Days of the incurrence thereof, (iv) unsecured Indebtedness incurred in connection with repurchases of its Capital Stock from employees, officers, directors or consultants of the Guarantor or its Subsidiaries upon their ceasing to be employees, officers, directors or consultants of the Guarantor or any such Subsidiary, as the case may be, or upon such Person's death or disability (provided that the aggregate principal amount of such repurchases funded with Indebtedness does not exceed $7,500,000 in the aggregate outstanding at any time), (v) unsecured Indebtedness owing to its Subsidiaries, as evidenced by notes in form and substance similar to Intercompany Notes, (vi) unsecured Indebtedness in respect of guarantees of any permitted Indebtedness of its Subsidiaries, (vii) unsecured Indebtedness in respect of Permitted Seller Notes and Qualify-

                                     F-3-6

                                                                    EXHIBIT 10.6

ing Subordinated Debt (provided that the aggregate principal amount of Permitted Seller Notes issued, when aggregated with the aggregate principal amount of Indebtedness assumed or acquired pursuant to clause (l) of Section 7.2.2 of the Credit Agreement, does not exceed $10,000,000 in the aggregate with respect to Permitted Seller Notes issued by Superholdco, Holdings and each Borrower (as such amount may be increased through interest that is capitalized or paid-in-kind); and (viii) unsecured Indebtedness in a principal amount at any time outstanding not to exceed $7,500,000 in the aggregate with all Indebtedness incurred pursuant to this clause (viii) and clause (v) of Section 7.2.2 of the Credit Agreement; provided that any such Indebtedness referred to in clause (iv) above is subordinated to the Obligations on terms no less favorable to the Secured Parties than those set forth on Exhibit J to the Credit Agreement; provided however that in the case of any guaranty of any Indebtedness referred to in clause (vi) above, to the extent that such guaranteed Indebtedness is subordinated to the Obligations, the guaranty thereof by the Guarantor shall be subordinated to the Obligations to the same extent; provided further that no Indebtedness otherwise permitted by clause (vii) (other than Permitted Seller Notes) or (viii) shall be assumed or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

     SECTION 4.3 Modification of Certain Agreements. The Guarantor will not consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions, (i) any of the Guarantor Note Documents, other than any amendment, supplement, waiver or modification for which no fee is payable to the holders of the Guarantor Notes and which (x) extends the date or reduces the amount of any required repayment, prepayment or redemption of the principal of the Guarantor Notes, (y) reduces the rate or extends the date for payment of interest, premium (if any) or fees payable on the Guarantor Notes or (z) makes the covenants, events of default or remedies in respect of the Guarantor Notes less restrictive on the obligors thereunder, or (ii) any Organic Document of the Guarantor, other than any amendment, supplement, waiver or modification which would not impair, or in any manner be adverse to, the rights, interests or obligations of any Secured Party under any Loan Document.

     SECTION 4.4 Maintenance of Corporate Separateness. The Guarantor will, and will cause each of its Subsidiaries to, satisfy customary corporate formalities.

     SECTION 4.5 Activities of the Guarantor. The Guarantor will not engage in any business activity except those businesses in which the Guarantor is engaged as of the date hereof, businesses which are reasonable extensions thereof and businesses reasonably incidental or complementary thereto or expansions thereof.

     SECTION 4.6 Use of Funds Paid Pursuant to Sections 7.2.6(g) and (h) of the Credit Agreement. The Guarantor will either (x) immediately pay to Parentholdco any amounts paid to it pursuant to Section 7.2.6(g)(x), (g)(y) or (h) of the Credit Agreement, which amounts will be used (or deposited in trust to be used) as contemplated such Section 7.2.6(g)(x), (g)(y) or (h), as applicable, or (y) deposit (on the date received) such amounts in a deposit account in which the U.S. Administrative Agent shall have a perfected first priority security interest (which shall be a Deposit Account to be established pursuant to the Superholdco Pledge Agreement) and will not use any such amounts for any purpose other than (x) as described in the applicable Section 7.2.6(g) or (h) or (y) as otherwise permitted pursuant to Section 4.5 of the Superholdco Pledge Agreement; provided that no payment pursuant to clause (x) hereof shall exceed the


                                     F-3-7

                                                                    EXHIBIT 10.6

lesser of (i) 50% of the amount permitted to be distributed to the Guarantor pursuant to Sections 7.2.6(g)(x), (g)(y) and (h) of the Credit Agreement, as applicable, (and in the event that pursuant to the second proviso at the end of Section 7.2.6 the amount permitted under Section 7.26(g)(x), (g)(y) and (h) shall have been reduced to 100%, then all of the amount permitted to be so distributed), and (ii) the amount necessary to make the full payments referred to such Sections 7.2.6(g)(x), (g)(y) and (h), as applicable.

                                       V.

                            MISCELLANEOUS PROVISIONS

     SECTION 5.1 Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 5.2 Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns (to the fullest extent provided pursuant to Section 2.7); provided that, except as provided in the Credit Agreement, this Guaranty may not be discharged and the Guarantor may not assign any of its obligations hereunder without the prior written consent of the Required Lenders (or to the extent required pursuant to the Credit Agreement, all Lenders).

     SECTION 5.3 Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 12.1 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 5.4 Notices. All notices and other communications provided hereunder shall be in writing (including by facsimile) and addressed, delivered or transmitted, if to the Guarantor, at the address or facsimile number of the Borrowers specified in the Credit Agreement, and if to the Administrative Agent, at its address or facsimile number specified in the Credit Agreement, or at such other address or facsimile number as may be designated by any such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by prepaid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

     SECTION 5.5 No Waiver; Remedies. In addition to, and not in limitation of,
Section 2.3 and Section 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                                     F-3-8

                                                                    EXHIBIT 10.6

     SECTION 5.6 Headings. The various headings of this Guaranty are inserted for convenience only and shall not affect the meaning or interpretation of this Guaranty or any provisions hereof.

     SECTION 5.7 Setoff. Each Secured Party shall, upon the occurrence of any Event of Default described in Section 8.1.9 of the Credit Agreement with respect to either Borrower or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Guarantor hereby grants to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Guarantor then or thereafter maintained with such Secured Party; provided that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement. Each Secured Party agrees promptly to notify the Guarantor, the Borrowers and the Administrative Agent after any such setoff and application made by such Secured Party; provided further that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

     SECTION 5.8 Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 5.9 Governing Law; Entire Agreement. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Guaranty constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect hereto.

     SECTION 5.10 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY SECURED PARTY OR THE GUARANTOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK IN CARE OF THE BORROWERS AT THE ADDRESS OF THE BORROWERS SPECIFIED IN THE


                                     F-3-9

                                                                    EXHIBIT 10.6

CREDIT AGREEMENT. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

     SECTION 5.11 Waiver of Jury Trial. THE ADMINISTRATIVE AGENT (ON BEHALF OF THE SECURED PARTIES) AND THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY AND EACH OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SUCH SECURED PARTIES AND THE GUARANTOR IN CONNECTION HEREWITH OR THEREWITH. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE LOAN DOCUMENTS.

     SECTION 5.12 Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.


                                     F-3-10

                                                                    EXHIBIT 10.6

          IN WITNESS WHEREOF, each of the parties hereto has caused this Guaranty to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                        AMH HOLDINGS, INC.


                                        By:
                                           -------------------------------------
                                            Name:
                                            Title:


                                     F-3-11

                                                                    EXHIBIT 10.6

ACCEPTED BY:

UBS AG, STAMFORD BRANCH,
  as Administrative Agent


By:
   ----------------------------
    Name:
    Title:


By:
   ----------------------------
    Name:
    Title:



                                     F-3-12